Exhibit 31.3

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
PURSUANT TO RULE 13a-14(a)
AS ADOPTED PURSUANT TO
SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Brian Kocher, certify that:

(1) I have reviewed this Amendment No. 1 to Annual Report on Form 10-K of SunOpta Inc.; and

(2) Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

/s/ Brian Kocher

Brian Kocher

Chief Executive Officer
SunOpta Inc.
Date: April 27, 2026